================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 2002




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           TEXAS                        0-8493                  74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)


        2707 NORTH LOOP WEST
            HOUSTON, TEXAS                                    77008
(Address of principal executive offices)                    (Zip code)


      Registrant's telephone number, including area code: (713) 868-7700



================================================================================

Item 5. OTHER EVENTS.

On June 13, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's dividend.

Item 7. EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED JUNE 13, 2002, TITLED STEWART & STEVENSON ANNOUNCES DIVIDEND.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              STEWART & STEVENSON SERVICES, INC.


Date:  June 13, 2002          By:  /s/ John B. Simmons
                                      Name:  John B. Simmons
                                      Title: Vice President and Chief Financial
                                               Officer

EXHIBIT INDEX

Company Press Release dated June 13, 2002, titled Stewart & Stevenson Announces Dividend.